                                                                    EXHIBIT 99.1



                           PHILADELPHIA CONSOLIDATED
                                 HOLDING CORP.



                                    FOUNDED
                                      1962

Certain information included in this presentation and other statements or materials published or to be published by the Company are not historical facts but are forward-looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new and existing products, expectations for market segment and growth, and similar matters. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors which, among others, could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, development, results of the Company's business, and the other matters referred to above include, but are not limited to: (i) changes in the business environment in which the Company operates, including inflation and interest rates; (ii) changes in taxes, governmental laws, and regulations;
(iii)competitive product and pricing activity;(iv) difficulties of managing growth profitably; and (v) catastrophe losses.

                      EXPERIENCED AND MOTIVATED MANAGEMENT


                                                                                                                   Years in
Name                                                 Position                                                      Industry
----                                                 --------                                                      --------
James J. Maguire                                     Chairman & CEO                                                40

James J. Maguire, Jr.                                President & COO                                               15

Sean S. Sweeney                                      Executive Vice President                                      21

Craig P. Keller                                      Senior Vice President & CFO                                   15

P. Daniel Eldridge                                   President & CEO-Liberty American Group                        24

Christopher J. Maguire                               Senior Vice President & Chief Underwriting                    13
                                                     Officer

            PHILADELPHIA CONSOLIDATED HOLDING CORP. AND SUBSIDIARIES
                              ORGANIZATIONAL CHART


                             [LIBERTY BELL GRAPHIC]

                            PHILADELPHIA CONSOLIDATED
                                  HOLDING CORP.
                                        |
     --------------------------------------------------------------------------|
     |                   |                |                                    |
------------        -----------       ------------                        ----------
PHILADELPHIA                                                                LIBERTY
 INDEMNITY            MAGUIRE         PHILADELPHIA                         AMERICAN
 INSURANCE           INSURANCE         INSURANCE                           INSURANCE
  COMPANY           AGENCY, INC.        COMPANY                           GROUP, INC.
------------        -----------       ------------                        ----------
                                                             |                 |              |
                                                        -------------      ---------      -----------
                                                           MOBILE           LIBERTY
                                                         HOMEOWNERS        AMERICAN        MOBILE USA
                                                          INSURANCE        INSURANCE       INSURANCE
                                                        AGENCIES, INC.      COMPANY          COMPANY
                                                        -------------      ---------      -----------


                                                         [LIBERTY BELL GRAPHIC]

                                 HISTORY OF PHLY

62    Founded Maguire Insurance Agency, Inc.

78    Entered insurance risk bearing with front company

86    Obtained $18 million of mezzanine financing

86    Chartered Philadelphia Insurance Company

87    Purchased Philadelphia Indemnity Insurance Company

93    Completed IPO for $41 million at $6.50* per share

97    Received "A" claims-paying ability rating from Standard & Poor's

98    Received A+ (Superior) rating from A.M. Best

98    $103.5 million FELINE PRIDES offering

99    Acquisition of The Jerger Company, Inc./Liberty American Group

01    A.M. BEST AFFIRMS A+ POOLED RATING

*$6.50 adjusted for 2 for 1 stock split on 11/05/97.

                            SUMMARY OF THE OFFERING



ISSUER:                       Philadelphia Consolidated Holding Corp.

SECURITIES
OFFERED:                      FELINE PRIDES

OFFERING SIZE:                $103.5 million (includes 15% over-allotment
                              option)

ISSUE PRICE:                  $10.00 per FELINE PRIDES

CALL PROTECTION:              3 Years - May 2001

USE OF PROCEEDS:              Strategic acquisitions
                              Internal growth

                              General corporate purposes

RATING:                       "BBB" (S&P)

LEAD
UNDERWRITER:                  Merrill Lynch & Co.



Common Share Conversion

Per Pride - .4706 to .3858

Max 4,870,710 to 3,993,030

less than or equal to $21.25  greater than or equal to $25.92

                             INVESTMENT HIGHLIGHTS



SPECIALIST               - Focus on specialty niche commercial and personal insurance products

MIXED MARKETERS          - Direct sales (20%), preferred agents (20%) and independent brokers (60%)

UNDERWRITERS             - 10-year weighted average statutory combined ratio of < 90%

INNOVATORS               - Proven product innovator

MOTIVATED                - Highly motivated and experienced management team
                         - Beneficially own 45% of the Company

GROWING                  - Excellent historical earnings growth and future growth prospects
                         - 1995 to 2000 net operating income CAGR of 19.0%

STRONG                   - "A+" (Superior) from A.M. Best; "A" from Standard & Poor's

                                BUSINESS STRATEGY



- Differentiation through VALUE-ADDED COVERAGE and service

- Multiple Channels of Distribution

         - Extensive network of independent brokers

         - Specialized force of preferred agents

         - Direct sales organization

         - Select wholesalers

         - Internet

- SOUND UNDERWRITING AND PRICING discipline

                             GROSS WRITTEN PREMIUMS

                                ($ IN MILLIONS)

                                  CAGR - 28.3%*

1995    104.2
1996    136.9
1997    159.1
1998    197.4
1999    274.9
2000    361.9

*CAGR CALCULATED ON YEARS 1995 - 2000

                                   NET INCOME

                                ($ IN MILLIONS)

                                 CAGR = 25.7%*

                  EPS
1995     $9.8     $0.72
1996    $13.4     $0.94
1997    $16.9     $1.13
1998    $20.0     $1.34
1999    $18.8     $1.25
2000    $30.8     $2.11

*CAGR CALCULATED ON YEARS 1995 - 2000

                              NET OPERATING INCOME

                                ($ IN MILLIONS)

                                 CAGR = 19.0%*

                  Operating
                     EPS
1995      $9.7      $0.71
1996     $13.2      $0.93
1997     $16.9      $1.13
1998     $19.7      $1.32
1999     $15.1      $1.00
2000     $23.2      $1.59

*CAGR CALCULATED ON YEARS 1995 - 2000

                           SUPERIOR RETURN ON EQUITY

                       RETURN ON AVERAGE ADJUSTED EQUITY*

                             6 YEAR AVERAGE = 17.5%

1995    16.8%
1996    18.8%
1997    19.5%
1998    18.8%
1999    13.0%
2000    18.0%

*NET OPERATING EARNINGS DIVIDED BY AVERAGE EQUITY ADJUSTED TO EXCLUDE UNREALIZED GAINS OR LOSSES AND GOODWILL.

                      YEARS ENDED DECEMBER 31ST HIGHLIGHTS
--------------------------------------------------------------------------------
                     ($ in millions, except per share data)

                                   DECEMBER               DECEMBER
                                   31, 2000               31, 1999               CHANGE
                                    -------               -------                 ----
Gross Written Premiums              $ 361.9               $ 274.9                 31.6%
Net Earned Premiums                 $ 227.3               $ 164.9                 37.8%
Net Investment Income               $  25.8               $  20.7                 24.6%
Net Operating Income                $  23.2               $  15.1                 53.6%

Net Income                          $  30.8               $  18.8                 63.8%
Loss & LAE Ratio                       57.8%                 60.3%
Expense Ratio                          33.0%                 32.6%
                                    -------               -------
Combined Ratio                         90.8%                 92.9%
                                    =======               =======

OPERATING EPS                       $  1.59               $  1.00                 59.0%


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
                       HIGH QUALITY INVESTMENT PORTFOLIO

                             As of December 31, 2000



Gov't./Corp. Bonds                28%
MBS/CMO                         16.7%
Common Stock                     8.4%
All Other                        1.2%
Cash Equivalents                 8.5%
Municipal Bonds                 18.1%
Asset Backed Securities         19.1%


- Portfolio market value -$478.1mm

- Fixed income securities

  - Average lowest rating AA

- Portfolio duration 3.9 years

- 7.37% taxable equivalent yield

- Quality long-term growth stocks


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
                                   REINSURANCE



- Treaty Reinsurance x $1.0 mm per Occurrence - All Lines

- CAT Retention - $2.0 mm per Occurrence

- CAT Cover - $168.0 mm

- Aggregate Stop Loss Reinsurance @ 60%



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






                     YTD 12/31/2000 GROSS WRITTEN PREMIUMS

                                ($ in millions)

                                  GWP BY LINE

                                  [PIE CHART]

Professional Liability         18.8%         $68.2
Specialty Property              5.9%         $21.3
Personal Lines                 12.2%         $44.2
Commercial Automobile           4.2%         $15.3
Excess Liability               18.3%         $66.3
Misc.                           4.5%         $16.2
Nat'l Flood                     2.8%         $10.0
Commercial Package             33.3%        $120.4

                               Total GWP = $361.9


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
                   COMMERCIAL AUTOMOBILE AND EXCESS LIABILITY

GROSS WRITTEN PREMIUMS

CAGR = 3.4% *

[BAR CHART]

$ in millions
1995    $69.2
1996    $74.9
1997    $77.7
1998    $85.7
1999    $89.4
2000    $81.6

* CAGR Calculated on Years 1995 - 2000


   -     5% market share

   -     22.5% of 2000 GWP

   -     Leasing, rent-a-car and financial institutions

   -     Providing products for over 35 years

   -     Multiple products with numerous special features

   -     50% 5-year organic growth potential

                               COMMERCIAL PACKAGE

GROSS WRITTEN PREMIUMS




CAGR = 36.8% *

[BAR CHART]

$ in millions
1995   $ 25.1
1996   $ 43.7
1997   $ 60.0
1998   $ 78.1
1999   $ 86.9
2000   $120.4

   -     3% market share

   -     33.3% of 1999 GWP

   - Targets non-profits, social and human services, health and fitness, schools and condominiums

   - General and professional liability, property, automobile & D&O coverages

   -     Providing products for over 14 years

   -     100% 5-year organic growth potential


* CAGR Calculated on Years 1995 - 2000


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
                                SPECIALTY LINES

GROSS WRITTEN PREMIUMS

           CAGR = 51.7% *

[BAR CHART]


$ in millions
1995   $ 8.5
1996   $16.6
1997   $20.8
1998   $30.4
1999   $48.5
2000   $68.2


   -     Market share of < 1%

   -     18.8% of 2000 GWP

   -     Targets non-profit and for-profits and an array of professionals

   -     D&O liability and miscellaneous professional liability coverages

   -     Introduced EXECUTIVE SAFEGUARD(SM) policy in 1996

   -     200% 5-year organic growth potential

* CAGR Calculated on Years 1995 - 2000


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
                      SPECIALTY PROPERTY AND INLAND MARINE

[BAR CHART]

$ in millions
1998   $ 1.1
1999   $21.6
2000   $21.3


   -     Market Share <1%

   -     5.9% of 2000 GWP

   - Targets larger, superior property accounts and specific classes of inland marine

   -     Provides point-of-sale expertise, underwriting and service

   -     New Agency partnerships

   -     $30M GWP potential (over 5 years)

PERSONAL LINES


[BAR CHART]

                        1998    1999     2000
                        ----    ----     ----
Manufactured Housing    $3.8    $17.3   $37.20
Homeowners                      $ 2.8   $ 7.0


   -     Market Share <1%

   -     12.2% of 2000 GWP

   -     Manufactured Housing

         >    Preferred Park Program

         >    Premier Private Property Program

   -     Preferred Homeowners Program

         > Targeted Demographics

         > No wind program for coastal properties

   -     $100M GWP potential (over 5 years)


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
                         SUPERIOR UNDERWRITING RESULTS
                            Statutory Combined Ratios


[BAR CHART]

        PHLY    Industry
        ----    --------
1991    92.8%   108.7%
1992    95.8%   115.6%
1993    91.0%   106.8%
1994    89.4%   108.3%
1995    86.7%   106.3%
1996    86.8%   105.8%
1997    84.4%   101.1%
1998    85.1%   105.0%
1999    93.8%   107.5%
2000    90.2%   110.3%

PHLY                         Industry

10 Yr. Wtd Average = 89.3%  10 Yr. Average = 107.6%

2000 Industry Percentage = Estimate



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
                                 LOOKING AHEAD:
                            DRIVERS OF FUTURE GROWTH



   -     Organic Growth

   -     Personal Lines

           -   Manufactured Housing

           -   Homeowner

   -     Systems/Internet Initiatives

   -     Partnership with Preferred Agents

   -     No Acquisitions


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
                                 ORGANIC GROWTH
                                    - DIRECT MARKETING
                                    - CROSS SELLING



                   36 OFFICES IN 8 REGIONS COVERING THE U.S.

                             [MAP OF UNITED STATES]


2001 est. gross written premium growth 15% - 20%

   -     Direct account solicitation

   -     4000 Broker relationships


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
                                 PERSONAL LINES


   -     Selected State Expansion - 5 Additional States (CA, NJ, NC, PA, SC)

   -     Internet Capability

         > Rate, quote, issue, bind and bill online

         > View entire account history and submit claims online

   -     Manufactured Housing Parks - Internet Access for Residents

   -     LAIG Homeowners Program


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
SYSTEMS/INTERNET INITIATIVES

   -     Web Site (www.phly.com)--apps, forms, company info

   -     Intranet Development--secure portal for employees

         > Run proprietary applications and e-mail

         > E-PHLY--access data warehouse reports

         > Order supplies & printed materials

         > Training, SOP's & Benefits Administration

   -     Extranet Development--secure portal for third parties

         > Agent access to billing and loss information

         > Rate, quote, issue and bill for select products

                          SYSTEMS/INTERNET INITIATIVES


   -     Portals and Partnerships

         > propertyandcasualty.com

         > epolicy.com

         > Affiliated links program

   -     Secured URL's

         > www.accessphly.com (online quotes)

         > www.877getphly.com (customer service and bill paying)


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
                       PARTNERSHIPS WITH PREFERRED AGENTS
                                 ($ in millions)






                                                                   1999                  2000                  GOAL
                                                                   ----                  ----                  ----
Preferred Agents                                                    69                    62                  100

Gross Written Premiums                                             $40.0                 $53.0               $200.0


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
                            PHILADELPHIA CONSOLIDATED
                                 HOLDING CORP.


                                     FOUNDED
                                      1962